Financing Arrangements	12 Months Ended
May 31, 2011
Debt Disclosure [Abstract]
Financing Arrangements

12. FINANCING ARRANGEMENTS

Mosaic Credit Facility

On April 26, 2011, we entered into a new unsecured five-year revolving credit facility of up to $750 million (the “Mosaic Credit Facility”) which is intended to serve as our primary senior unsecured bank credit facility to meet the combined liquidity needs of all of our business segments. The Mosaic Credit Facility replaced our prior unsecured credit facility entered into on July 29, 2009, consisting of a revolving facility of up to $500 million (the “Prior Credit Facility”) which was terminated contemporaneously with our entry into the Mosaic Credit Facility. Letters of credit outstanding under the Prior Credit Facility in the amount of approximately $21.8 million became letters of credit under the Mosaic Credit Facility. The maturity date of the Mosaic Credit Facility is April 26, 2016.

We entered into the Mosaic Credit Facility to avoid any potential conflict with the terms of the Prior Credit Facility in connection with the consummation of the Cargill Transaction, to reduce interest rates and unused commitment fees, and improve other terms compared to the Prior Credit Facility. Mosaic and MOS Holdings are co-borrowers under the facility.

The obligations under the Mosaic Credit Facility are guaranteed by several of the Company's subsidiaries. The guarantor subsidiaries own and operate our domestic distribution activities, domestic phosphate rock mines and concentrated phosphates production facilities and Carlsbad, New Mexico, potash mine, as well as our potash mines at Belle Plaine and Colonsay, Saskatchewan, Canada. The Mosaic Credit Facility has cross-default provisions that, in general, provide that a failure to pay principal or interest under any one item of other indebtedness in excess of $50 million or $75 million for multiple items of other indebtedness, or breach or default under such indebtedness that permits the holders thereof to accelerate the maturity thereof, will result in a cross-default.

The Mosaic Credit Facility requires Mosaic to maintain certain financial ratios, including a maximum ratio of Total Debt to EBITDA (as defined) of 3.0 to 1.0 as well as a minimum Interest Coverage Ratio (as defined) of not less than 3.5 to 1.0.

The Mosaic Credit Facility also contains other events of default and covenants that limit various matters. These events of default include limitations on indebtedness, liens, investments and acquisitions (other than capital expenditures), certain mergers, certain asset sales of the borrowers and the guarantors and other matters customary for credit facilities of this nature.

Senior Notes

The indenture relating to the 7-5/8% senior notes due 2016 (the “Senior Notes”) and certain indentures relating to indebtedness of Mosaic Global Holdings Inc. include restrictive covenants limiting liens, sale and leaseback transactions and mergers, consolidations and sales of substantially all assets as well as events of default. The obligations under the Senior Notes are guaranteed by substantially all of Mosaic's domestic operating subsidiaries, Mosaic's subsidiaries that own and operate the Company's potash mines at Belle Plaine and Colonsay, Saskatchewan, Canada, and intermediate holding companies through which Mosaic owns the guarantors. The Senior Notes are redeemable beginning in December 2011 at $103.81 per $100.00 principal amount of the notes to be redeemed plus accrued but unpaid interest to the date of redemption.

On January 13, 2011, we redeemed the remaining $455.4 million aggregate principal amount of our 7-3/8% senior notes due December 2014. A pre-tax charge of approximately $19 million was recorded in other expense, primarily related to the call premium and the write-off of unamortized fees. These notes were included in long-term debt as of May 31, 2010.

Short-Term Debt

Short-term debt consists of the revolving credit facility under the Mosaic Credit Facility, under which there were no borrowings as of May 31, 2011, and various other short-term borrowings related to our international distribution activities. These short-term borrowings outstanding were $23.6 million as of May 31, 2011, and bear interest at rates between 1.41% and 6.0% and mature at various dates.

We had no outstanding borrowings under the Mosaic Credit Facility as of May 31, 2011 or under the Prior Credit Facility as of May 31, 2010. We had outstanding letters of credit that utilized a portion of the amount available for revolving loans or swingline loans under the Mosaic Credit Facility or the Prior Credit Facility of $22.0 million and $25.1 million as of May 31, 2011 and 2010, respectively. The net available borrowings for revolving loans or swingline loans under the Mosaic Credit Facility or the Prior Credit Facility as of May 31, 2011 and 2010 were approximately $728.0 million and $474.9 million, respectively. Unused commitment fees under the Mosaic Credit Facility and the Prior Credit Facility accrue at an annual rate of 0.225% and 0.50%, respectively. Unused commitment fees of $2.3 million were expensed during each of the twelve months ended May 31, 2011 and 2010, respectively.

We had additional outstanding letters of credit of $2.0 million as of May 31, 2011.

Long-Term Debt, including Current Maturities

Long-term debt primarily consists of term loans, industrial revenue bonds, secured notes, unsecured notes, and unsecured debentures. Long-term debt as of May 31, 2011 and 2010, respectively, consisted of the following:

	May 31,	May 31,			Combination			Combination
	2011	2011		May 31,	Fair	May 31,	May 31,	Fair	May 31,
	Stated	Effective		2011	Market	2011	2010	Market	2010
	Interest	Interest	Maturity	Stated	Value	Carrying	Stated	Value	Carrying
(in millions)	Rate	Rate	Date	Value	Adjustment	Value	Value	Adjustment	Value
Industrial revenue and recovery zone bonds	1.525% - 7.7%	5.27%	2022-2040	$44.7	$1.0	$45.7	$27.1	$1.1	$28.2
Unsecured notes	7.375% - 7.625%	7.59%	2014-2016	469.4	0.7	470.1	924.8	1.6	926.4
Unsecured debentures	7.3% - 9.45%	7.15%	2011-2028	254.6	4.2	258.8	254.7	4.6	259.3
Capital leases and other	6.2% - 9.93%	7.11%	2012-2014	34.7	-	34.7	46.9	-	46.9
Total long-term debt				803.4	5.9	809.3	1,253.5	7.3	1,260.8
Less current portion				47.4	0.6	48.0	14.4	0.8	15.2
Total long-term debt,
less current maturities				$756.0	$5.3	$761.3	$1,239.1	$6.5	$1,245.6

As more fully discussed above, the Mosaic Credit Facility requires us to maintain certain financial ratios, including a maximum ratio of Total Debt to EBITDA and a minimum Interest Coverage Ratio. We were not aware of any noncompliance with the provisions of the financial covenants in the Mosaic Credit Facility and the Prior Credit Facility as of May 31, 2011 and 2010, respectively.

Scheduled maturities of long-term debt are as follows for the periods ending May 31:

(in millions)
2012	$48.0
2013	1.1
2014	1.1
2015	0.8
2016	1.5
Thereafter	756.8
Total	$809.3